                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                        KLLM TRANSPORT SERVICES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        KLLM TRANSPORT SERVICES, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                         KLLM TRANSPORT SERVICES, INC.
                              3475 LAKELAND DRIVE
                          JACKSON, MISSISSIPPI  39208


                            NOTICE OF ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD APRIL 18, 1995

TO THE SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders of KLLM Transport Services, Inc., will be held at the Company's headquarters, 3475 Lakeland Drive, Jackson, Mississippi, on Tuesday, April 18, 1995, at 10:00 a.m., Jackson time, for the purpose of considering and acting upon the following matters:

         1. Election of four directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2. Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 29, 1995.

         3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         The directors have fixed the close of business on February 22, 1995, as the record date for the determination of shareholders entitled to receive notice of and vote at the Annual Meeting.

         The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                                      By order of the Board of Directors.


                                      /s/ JAMES LEON YOUNG
                                      JAMES LEON YOUNG, Secretary

Date: March 17, 1995

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                         KLLM TRANSPORT SERVICES, INC.
                              3475 LAKELAND DRIVE
                          JACKSON, MISSISSIPPI  39208

                       PROXY STATEMENT FOR ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD APRIL 18, 1995

         The following information is furnished in connection with the Annual Meeting of Shareholders of KLLM Transport Services, Inc. ("the Company") to be held on Tuesday, April 18, 1995, at 10:00 a.m., Jackson time, at the Company's headquarters, 3475 Lakeland Drive, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended December 30, 1994, accompanies this proxy statement. The annual report is not to be considered part of the proxy solicitation materials. Additional copies of the annual report, notice, proxy statement, and form of proxy may be obtained from the Company's Secretary, P. O. Box 6098, Jackson, Mississippi 39288.

         The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

         All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their expenses in forwarding proxy material to their principals.

         The approximate date of mailing this proxy statement and the enclosed form of proxy is March 17, 1995. Shareholders of record at the close of business on February 22, 1995, are eligible to vote at the Annual Meeting. As of the record date, 4,509,251 shares of the Company's common stock were outstanding. Each is entitled to one vote on each issue to be considered at the Annual Meeting.

         Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                             ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than twelve. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at four. Unless otherwise specified, proxies will be voted FOR the election of the four nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is not available to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate. The directors recommend a vote FOR the four nominees listed below. Nominees William J. Liles, Jr., Benjamin C. Lee, Jr., James Leon Young, and Walter P. Neely are now directors of the Company.

NOMINEES FOR DIRECTOR

         The table below sets forth certain information regarding the nominees for election to the Board of Directors:

                                                   PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR THE
NAME AND POSITION                 AGE              PAST FIVE YEARS AND TENURE WITH THE COMPANY
- -----------------                 ---              ---------------------------------------------------
William J. Liles, Jr.             70               Chairman of the Board of Directors since 1986;
Chairman of the Board of                           Chief Executive Officer from 1986 to 1992;
Directors                                          President from 1964 to 1986.

Benjamin C. Lee, Jr.              67               Acting Chief Executive Officer since
Director, Vice Chairman                            November, 1994; Vice Chairman of the Board of
of the Board of Directors and                      Directors since 1986; Executive Vice President
Acting Chief Executive Officer                     from 1982 to 1986; Secretary from January, 1964
                                                   to May, 1968 and from July, 1969 to January, 1982;
                                                   Treasurer from July, 1969 to January, 1982.

                                                   PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE FOR THE
NAME AND POSITION                 AGE              PAST FIVE YEARS AND TENURE WITH THE COMPANY
- -----------------                 ---              ---------------------------------------------------
James Leon Young                  64               Attorney, Young, Scanlon and Sessums, P.A.,
Secretary and Director                             Jackson, Mississippi; Director since 1965; Secretary since 1982.

Walter P. Neely                   49               Professor, Else School of Management, Millsaps
Director                                           College, Jackson, Mississippi; Private consultant; Trustee,
                                                   Performance Funds Trust, New York, New York, since June, 1992;
                                                   Director since 1986.

STOCK OWNERSHIP

         The following table indicates the beneficial ownership as of February 22, 1995, unless otherwise indicated below, of the Company's common stock by each nominee and director, the CEO and the five most highly compensated executive officers other than the CEO, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares, and by all directors and officers of the Company as a group.

NAME OF BENEFICIAL                         AMOUNT AND NATURE OF BENEFICIAL
     OWNER                                           OWNERSHIP                                   PERCENT OF CLASS
- ------------------                         -------------------------------                       ----------------
William J. Liles, Jr.                                690,246 (1)(2)                                        15.31%

Benjamin C. Lee, Jr.                                 627,333 (2)(3)                                        13.91%

Joseph H. Cherry                                     -0-      (4)                                             -0-

James Leon Young                                     9,333      (5)                                  Less than 1%

Walter P. Neely                                      3,199      (6)                                  Less than 1%

Joseph M. Stianche                                   41,284     (7)                                  Less than 1%

J. Kirby Lane                                        24,212     (8)                                  Less than 1%

Kenneth O. Anders                                    44,070     (9)                                  Less than 1%

Gilder, Gagnon, Howe & Co.                           498,044    (10)                                       11.04%

Dimensional Fund Advisors, Inc.                      312,765    (11)                                        6.94%

Brinson Partners, Inc.                               246,273    (12)                                        5.46%

Brinson Trust Company                                188,624    (12)                                        4.18%

Neuberger & Berman                                   240,600    (13)                                        5.34%

Officers & Directors
  as a Group (11 persons)                          1,494,012    (14)                                       33.13%

(1) The address of Mr. Liles is P. O. Box 6098, Jackson, Mississippi 39288. All shares are held directly.

(2) Because of their positions with the Company and their stock ownership, Messrs. Liles and Lee may be deemed to control the Company.

(3) The address of Mr. Lee is P. O. Box 6098, Jackson, Mississippi 39288.

(4) Mr. Cherry resigned from his position as President and CEO effective November 17, 1994, and has divested himself of all beneficial ownership of stock in the Company.

(5) 6,667 shares are unissued but are subject to an option that is exercisable at any time prior to October 1, 1997. 2,666 shares are held as trustee for the Mary Edith Gorday Young Trust.

(6) 1,199 shares are jointly owned with Dr. Neely's wife. 2,000 shares are unissued but are subject to an option that is exercisable at any time prior to October 1, 1997.

(7) 1,345 shares are owned by Mr. Stianche's son. 6,667 shares are unissued but are subject to an option that is exercisable at any time prior to April 18, 1996. 5,333 shares are unissued but are subject to an option that is exercisable at any time prior to April 23, 1996. 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to February 9, 1999. 12,500 shares are unissued but are subject to an option that is exercisable at any time prior to December 4, 2002.

(8) 666 shares are owned jointly with Mr. Lane's wife. 6,667 shares are unissued but are subject to an option that is exercisable at any time prior to April 18, 1996. 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to February 9, 1999. 12,500 shares are unissued but are subject to an option that is exercisable at any time prior to December 4, 2002.

(9) 13,333 shares are unissued but are subject to an option that is exercisable at any time prior to April 18, 1996. 8,000 shares are unissued but are subject to an option that is exercisable at any time prior to April 23, 1996. 4,000 shares are unissued but are subject to an option that is exercisable at any time prior to February 9, 1999.

(10) 1775 Broadway, New York, New York 10019. Ownership is as of December 31, 1994. Beneficial ownership of 498,044 shares is acknowledged. Beneficial ownership of shares held in customer accounts (324,746 shares), in accounts owned by partners and their families (169,423 shares), and in the account of its firm profit sharing plan which is controlled by certain of its partners (3,875 shares) is disclaimed. Shared voting power and dispositive power is claimed as to 173,298 shares, and sole dispositive power is claimed as to 324,746 shares.

(11) 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Ownership is as of December 31, 1994. Beneficial ownership of all shares is disclaimed. Sole voting power is claimed as to 205,899 shares and sole dispositive power is claimed as to all shares.

(12) 209 South LaSalle, Chicago, Illinois 60604-1295. Ownership is as of December 31, 1994. Sole voting and sole dispositive power are claimed as to all shares. Brinson Partners, Inc. is a wholly-owned subsidiary of Brinson Holdings, Inc., 209 South Lasalle, Chicago, Illinois 60604-1295. Brinson Trust Company is a wholly owned subsidiary of Brinson Partners, Inc.

(13) 605 Third Avenue, New York, New York 10158-3698. Ownership is as of December 31, 1994. Sole voting power is claimed as to 215,500 shares, shared voting power is claimed as to 13,000 shares and shared dispositive power is claimed as to 240,600 shares.

(14) 123,671 shares are unissued but are subject to options exercisable at various times.

MANAGEMENT

         The executive officers of the Company are as follows:

                                                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NAME, POSITION AND TENURE WITH THE COMPANY         AGE      FOR THE PAST FIVE YEARS
- ------------------------------------------         ---      -------------------------------------------------------
William J. Liles, Jr.                              70       See table under Election of Directors.
Chairman of the Board of Directors

Benjamin C. Lee, Jr.                               67       See table under Election of Directors.
Vice Chairman of the Board of Directors
and Acting Chief Executive Officer

James Leon Young                                   64       See table under Election of Directors.
Secretary and Director

J. Kirby Lane                                      48       Employee of the Company since 1986;
Executive Vice President,                                   Executive Vice President and Chief Financial
Treasurer and Chief Financial Officer                       Officer since January, 1993; Treasurer since 1986; Vice President -
                                                            Finance from 1986 to 1992.

Joseph M. Stianche                                 43       Employee of the Company since 1979; President
President                                                   Transport Group since 1994;
Transport Group                                             Executive Vice President and Chief Operating
                                                            Officer from 1993 to 1994; Vice President-
                                                            Maintenance from 1983 to 1992.

                                                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NAME, POSITION AND TENURE WITH THE COMPANY         AGE      FOR THE PAST FIVE YEARS
- ------------------------------------------         ---      -----------------------
William S. Sullivan                                49       Employee of the Company since 1979; President-
President                                                   Express Systems since February, 1994;
Express Systems                                             Vice President-Safety and Personnel from 1983 to 1994.

W. J. Liles, III                                   44       Employee of the Company since 1974; President-
President                                                   Rail Services since February, 1994;
Rail Services                                               Vice President-Sales and Marketing-West from
                                                            1990 to 1994; Vice President-Marketing October,
                                                            1986 to 1990; Marketing Director, 1983 to
                                                            October, 1986.

Kenneth O. Anders                                  64       Employee of the Company since 1968; President
President                                                   of International Operations since 1984;
International Operations                                    Executive Vice President since 1986; Senior
                                                            Vice President from 1985 to 1986; Vice
                                                            President-Operations from 1972 to 1985.

James P. Sorrels                                   40       Employee of the Company since 1978; President-
President                                                   Contract Logistics since January, 1995; Vice
Contract Logistics                                          President-Customer Service from February, 1994
                                                            to January, 1995; Director of Operations from
                                                            April, 1992 to February, 1994; Director of
                                                            Western Operations from January, 1989 to April,
                                                            1992.

James T. Merritt                                   54       Employee of the Company since 1986; Senior
Senior Vice President                                       Vice President-Sales and Marketing since
Sales and Marketing                                         February, 1994; Vice President-Sales and
                                                            Marketing-East from 1990-1994; Vice President-
                                                            Sales-October, 1986 to 1990.

         W. J. Liles, III is the son of William J. Liles, Jr. There are no other family relationships between any of the directors or executive officers of the Company.

CERTAIN TRANSACTIONS

         In the following three paragraphs, the "Company" includes the Company's subsidiaries.

         On January 1, 1978, the Company entered into a ground lease with Messrs. Liles and Lee, principal shareholders and Chairman and Vice Chairman and Acting Chief Executive Officer, respectively, of the Company, for part of the real property on which the Company's Richland, Mississippi, terminal (then the corporate headquarters) is located. In 1986, this lease was renegotiated to include contiguous property acquired by Mr. Lee and Mr. Liles, with the lease term commencing January 31, 1986, and expiring January 31, 2006 ("the 1986 Lease"). The monthly rental payments for the term of the 1986 Lease are $3,000. In the opinion of the disinterested members of the Board of Directors, the rental payments under the lease were on terms no less favorable to the Company than those available from unrelated third parties. During the year ended December 30, 1994, total lease payments were $36,000.

         On December 31, 1991, Messrs. Liles and Lee granted the Company an option to purchase the land covered by the 1986 Lease for $390,257 when that lease expires in 2006. In the opinion of the disinterested members of the Board of Directors, the option to purchase the land covered by the 1986 Lease was on terms no less favorable to the Company that those available from unrelated third parties.

         James Leon Young, who is a director of the Company, is a shareholder and officer in the Jackson, Mississippi, law firm of Young, Scanlon and Sessums, P.A., general counsel to the Company. During the year ended December 30, 1994, the Company paid Young, Scanlon and Sessums, P.A., fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

COMMITTEES AND MEETING DATA

         The standing Audit Committee of the Board of Directors consists of Dr. Neely (Chairman) and Mr. Young. The Audit Committee recommends auditors for the Company, oversees the Company's accounting functions and is the Board's liaison with the Company's independent auditors. The Audit Committee met twice in the year ended December 30, 1994, and meets at least once annually to review the reports of the Company's independent auditors and to review the Company's internal accounting procedures.

         The Compensation Committee of the Board of Directors consists of Messrs. Young (Chairman) and Liles and Dr. Neely. The Compensation Committee reviews the compensation for the officers of the Company. The Compensation Committee met once in the year ended December 30, 1994.

         The Company does not have a nominating committee.

         During the year ended December 30, 1994, the Board of Directors met on five occasions. Each director attended 100% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer and to the Company's five most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the year ended December 30, 1994, for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 30, 1994, January 2, 1994, and January 3, 1993.

                           SUMMARY COMPENSATION TABLE

- ------------------------------------------------------------------------------------------------------------------------------------
                                ANNUAL COMPENSATION                                        LONG TERM COMPENSATION
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AWARDS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                       OTHER       RES-                                   ALL
           NAME AND                                                    ANNUAL    TRICTED                                 OTHER
           PRINCIPAL                                                   COMPEN-     STOCK                   LTIP         COMPEN-
           POSITION               YEAR       SALARY        BONUS      SATION      AWARDS      OPTIONS    PAYOUTS        SATION
                                              ($)           ($)         ($)         ($)         (#)        ($)            ($)
- ------------------------------------------------------------------------------------------------------------------------------------
  Joseph H. Cherry                1994      $183,333       ----                                ----                  $ 7,333    (2)
  President and                   1993      $187,500       ----                                ----                  $ 7,500
  CEO   (1)                       1992      $150,000     $101,000                             25,000                 $ 6,000
- ------------------------------------------------------------------------------------------------------------------------------------
  Benjamin C. Lee, Jr.            1994      $114,500       ----                                                      $5,060     (3)
  Vice Chairman of the Board      1993      $107,000       ----                                                      $4,760
  and Acting CEO                  1992      $107,000       ----                                                      $4,760
- ------------------------------------------------------------------------------------------------------------------------------------
  Joseph M. Stianche              1994      $125,000       ----                                ----                  $5,000     (2)
  President                       1993      $125,000       ----                                ----                  $5,000
  Transport Group                 1992      $93,000       25,000                              12,500                 $3,720
- ------------------------------------------------------------------------------------------------------------------------------------
  J. Kirby Lane                   1994      $125,000       ----                                ----                  $5,000     (2)
  Executive Vice President        1993      $125,000       ----                                ----                  $5,000
  and CFO                         1992      $90,000       $25,000                             12,500                 $3,600
- ------------------------------------------------------------------------------------------------------------------------------------
  William J. Liles, Jr.           1994      $114,500       ----                                                      $5,060     (4)
  Chairman of the Board           1993      $107,000       ----                                                      $4,760
                                  1992      $107,000       ----                                                      $4,760
- ------------------------------------------------------------------------------------------------------------------------------------
  Kenneth O. Anders               1994      $110,000       ----                                                      $4,880     (5)
  President                       1993      $110,000       ----                                                      $4,880
  International Operations        1992      $110,000       ----                                                      $4,880
- ------------------------------------------------------------------------------------------------------------------------------------

(1) Effective November 17, 1994, Mr. Cherry resigned from his position as President and CEO.

(2) Comprised of matching contributions by the Company to the officer's 401(K) Retirement Plan Account.

(3) Comprised of $4,580 of matching contributions by the Company to Mr. Lee's 401(K) Retirement Plan Account and $480 in insurance premiums paid by the Company with respect to term life insurance for Mr. Lee's benefit.

(4) Comprised of $4,580 of matching contributions by the Company to Mr. Liles' 401(K) Retirement Plan Account and $480 in insurance premiums paid by the Company with respect to term life insurance for Mr. Liles' benefit.

(5) Comprised of $4,400 of matching contributions by the Company to Mr. Anders' 401(K) Retirement Plan Account and $480 in insurance premiums paid by the Company with respect to term life insurance for Mr. Anders' benefit.


         The Company has no employment agreements with its executive officers.

DIRECTOR COMPENSATION

         Directors who are also full-time employees of the Company receive no additional compensation for their services as directors. In 1994, Dr. Neely and Mr. Young received $12,500 a year for their services as directors, which included their services at all quarterly and special Board meetings. The Company's standard arrangement is to pay directors who are not also full-time employees of the Company $750 for each committee meeting attended as members and $1,000 for each committee meeting attended as chairmen. In 1994, Dr. Neely and Mr. Young received $2,750.00 and $2,500.00, respectively, for their services at committee meetings attended.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee recommended that 1994 salaries of the executive officers, including the Chief Executive Officer, remain unchanged from the previous year. Salaries are based on: (a) comparable salaries for similar positions in the industry; and (b) the Company's 1994 bonus plan, which specified that if the Company's pre-tax and pre-bonus return on 1993 year-end equity exceeded 16.3%, the officers would be entitled to a bonus of from 10% to 113.6872% of their base salary, depending on the extent to which the return on equity exceeded 16.3%. No executive bonuses were earned in 1994.

         There was no objection nor modification by the Board of Directors of the Committee's recommendations.

         James Leon Young, Chairman
         William J. Liles, Jr.
         Walter P. Neely

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the entire fiscal year ended December 30, 1994, the Compensation Committee of the Board of Directors consisted of Mr. Young (Chairman), Dr. Neely, and Mr. Liles. Mr. Liles, a full-time employee of the Company, currently serves as Chairman of the Board and served as Chief Executive Officer during the period 1986 to 1993. Mr. Young is currently serving as Secretary and has served in such capacity since 1982. Additionally, Mr. Young is a shareholder and officer in the law firm of Young, Scanlon and Sessums, P.A., which acts as general counsel to the Company. During the year ended December 30, 1994, the Company paid Young, Scanlon & Sessums, P.A. fees in payment of services rendered in connection with litigation, corporate and other matters. No retainer fees were paid. The total of all such fees did not exceed five percent of that firm's gross revenues for its last full fiscal year.

STOCK OPTION PLAN

         No individual grants were made to the persons listed in the Summary Compensation Table above during the fiscal year ended December 30, 1994.

         The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the year ended December 30, 1994, by each of the executive officers named in the Summary Compensation Table above; (b) the total number and value of all outstanding unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of December 30, 1994; and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., when the fair market value of the common stock that is subject to the option exceeds the exercise price of the option):

                        AGGREGATED OPTION/SAR EXERCISES
                     IN FISCAL YEAR ENDED DECEMBER 30, 1994
                 AND FISCAL YEAR-ENDED OPTION/SAR VALUES   (1)

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Value of
                                                                                    Number of                Unexercised
                                                                                    Unexercised             In-the-Money
                                                                                   Options/SARs             Options/SARs
                  NAME               Shares Acquired           Value               at FY-End (#)            at FY-End ($)
                                       on Exercise           Realized              Exercisable/             Exercisable/
                                           (#)                  ($)             Unexercisable  (2)          Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------------
        Joseph H. Cherry    (3)                                 $0                    13,333                   $75,831
        President and CEO                                                             25,000                     $0
- ------------------------------------------------------------------------------------------------------------------------------------
        Benjamin C. Lee, Jr.
        Vice Chairman of the                                    $0                       0                       $0
        Board and Acting CEO                                                             0                       $0
- ------------------------------------------------------------------------------------------------------------------------------------
        Joseph M. Stianche
        President                                                                     16,000                  $100,999
        Transport Group                                         $0                    12,500                     $0
- ------------------------------------------------------------------------------------------------------------------------------------
        J. Kirby Lane
        Executive Vice President                                $0                    10,667                   $60,669
        and CFO                                                                       12,500                     $0
- ------------------------------------------------------------------------------------------------------------------------------------
        William J. Liles, Jr.
        Chairman of the Board                                   $0                       0                       $0
                                                                                         0                       $0
- ------------------------------------------------------------------------------------------------------------------------------------
        Kenneth O. Anders
        President                                               $0                    25,333                  $159,081
        International Operations                                                         0                       $0
- ------------------------------------------------------------------------------------------------------------------------------------

(1) Not included in this table are options granted pursuant to the Company's Employee Stock Purchase Plan which are made available to all employees on an equal basis. For a detailed discussion of the extent of the executive officers' participation in the plan, see the discussion under the heading "Employee Stock Purchase Plan".

(2) The number listed represents the number of shares of the Company's common stock subject to all of the options held by the named officer.

(3) Effective November 17, 1994, Mr. Cherry resigned from his position as President and CEO.

EMPLOYEE STOCK PURCHASE PLAN ("ESPP")

         During 1994, the following executive officers listed in the Summary Compensation Table participated in the ESPP and purchased shares in the following amounts: Mr. Anders - 300; Mr. Stianche - 300.

         During 1994, 89 employees purchased 6,532 shares at $15.75 per share. 150 employees currently have outstanding subscriptions to purchase 13,031 shares at $15.00 per share. The following executive officers listed in the Summary Compensation Table presently have outstanding subscriptions to purchase shares under the ESPP: Mr. Anders -300; Mr. Lane -300; and Mr. Stianche -300.

PERFORMANCE GRAPH

         The following line graph compares cumulative five-year shareholder returns(1) among the Company's Common Stock, the University of Chicago's Center for Research in Securities Prices ("CRSP") Total Return Index for The NASDAQ Stock Market, and the CRSP NASDAQ Trucking & Transportation Stocks Index:

                               CUMULATIVE RETURNS


                                    [GRAPH]

                                   Total Return For The Year
                                   -------------------------
           Index              1989       1990      1991        1992        1993        1994
NASDAQ COMPOSITE (US          100.0      84.9      136.3      158.6       180.9        176.9
ONLY)

NASDAQ TRUCKING &             100.0      77.7      112.9      138.2       167.8        152.2
TRANSPORTATION

KLLM TRANSPORT                100.0      85.7      119.0      257.1       181.0        186.5
SERVICES, INC.

(1) Assumes $100 invested on December 31, 1989, and reinvestment of all dividends.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended December 30, 1994, all Section 16(a) filing requirements applicable to its directors and executive officers were complied with.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP independent public accountants, to act as auditors for the fiscal year ending December 29, 1995. Ernst & Young LLP have audited the accounts of the Company since 1986. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Company.

                             SHAREHOLDER PROPOSALS

         Shareholder proposals must be received by the Company no later than November 1, 1995, to be included in the Company's proxy materials for the 1996 Annual Meeting. Shareholder proposals should be addressed to: KLLM Transport Services, Inc., Post Office Box 6098, Jackson, Mississippi 39288, Attention Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 1995 meeting.

                                 OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies named in the enclosed proxy will vote in accordance with their best judgment on such matters.

                         KLLM TRANSPORT SERVICES, INC.

       THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

         The undersigned hereby appoints William J. Liles, Jr., and Benjamin C. Lee, Jr., or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of KLLM Transport Services, Inc. ("the Company"), held of record by the undersigned on February 22, 1995, at the Annual Meeting of Stockholders of KLLM Transport Services, Inc., to be held on Tuesday, April 18, 1995, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

1. Election of Directors. (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF THE NOMINEE.)


         [ ] To vote for all the nominees listed below:

             Benjamin C. Lee, Jr.; William J. Liles, Jr.; Walter P. Neely; James Leon Young

                 or

         [ ] To withhold authority to vote for all nominees listed above.

2. Ratification of the selection of Ernst & Young as the Company's independent auditors (check only one box below).

                 [ ] FOR          [ ]  AGAINST     [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

         When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR THE PROPOSALS SOLICITED. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.


                                  __________________________________________
                                  Signature                           (Seal)

                                  __________________________________________
                                  Signature if held jointly           (Seal)

                                  ____________________________________, 1995
                                  (Date)

                                  1. Sign your name exactly as it appears on the label.
                                  2. When signing as attorney, executor,
                                  administrator, trustee, or guardian, please state full title as such.
                                  3. If a corporation, please sign in full corporate name by president or other authorized officer.
                                  4. If a partnership, please sign in
                                  partnership name by authorized person.
                                  5. When shares are held jointly, both
                                  stockholders must sign this proxy.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.